UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 19, 2025

BAIN CAPITAL PRIVATE CREDIT

(Exact name of Registrant as Specified in Its Charter)

DELAWARE	814-01474	87-6984749
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 CLARENDON STREET, 37TH FLOOR, BOSTON, MA	02116
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 516-2000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 1.01.	Entry into a Material Definitive Agreement

On May 19, 2025, Bain Capital Private Credit (the “Company”) entered into a Commitment Increase Supplement (the “Joinder Agreement”), dated as of May 19, 2025, among the Company, The Bank of Nova Scotia, as assuming lender and issuing bank, U.S. Bank National Association, as assuming lender, Wells Fargo Bank, National Association, as increasing lender, swingline lender and issuing bank, Synovus Bank, as assuming lender and issuing bank, JPMorgan Chase Bank, N.A., as swingline lender and issuing bank, Goldman Sachs Bank USA, as swingline lender and issuing bank, and Sumitomo Mitsui Banking Corporation, as swingline lender, issuing bank and administrative agent, pursuant to Section 2.08(e) of the Senior Secured Revolving Credit Agreement, dated as of December 29, 2023 (as amended, supplemented, amended and restated, or otherwise modified from time to time, the “Credit Agreement”), among the Company, Sumitomo Mitsui Banking Corporation, as administrative agent, and the lenders and issuing banks party thereto.

The Joinder Agreement provides for, among other things, an upsize in the total commitments from lenders under the revolving credit facility governed by the Credit Agreement from $315,000,000 to $500,000,000.

The description above is only a summary of the material provisions of the Joinder Agreement and is qualified in its entirety by reference to a copy of the Joinder Agreement, which will be filed with the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ending June 30, 2025.

Item 2.03.	Creation of Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The information required by Item 2.03 contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Bain Capital Private Credit has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAIN CAPITAL PRIVATE CREDIT

Date: May 22, 2025	By:	/s/ Jessica Yeager
	Name:	Jessica Yeager
	Title:	Vice President

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